UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 28, 2016

CROWDGATHER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52143	20-2706319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

23945 CALABASAS ROAD, SUITE 115, CALABASAS, CA  91302

(Address of Principal Executive Offices) (Zip Code)

(818) 435-2472

Registrant's telephone number, including area code

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4.  MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant.

On or about March 23, 2016, CrowdGather, Inc., a Nevada corporation (the "Company") engaged Hall & Company Certified Public Accountants, Inc. ("New Accountant") to audit and review the Company's financial statements for the fiscal year ending April 30, 2016, and to review the Corporation's unaudited financial statements for the quarterly periods beginning with the quarter ended January 31, 2016.  The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Q Accountancy Corporation (the "Former Accountant").

On February 25, 2016, the Securities and Exchange Commission ("SEC") ordered the temporary suspension of Timothy Quintanilla, CPA, the Company's engagement partner and owner of Q Accountancy Corporation, from practicing as an accountant on behalf of any publicly traded company or other entity regulated by the SEC. The Former Accountant was dismissed effective March 21, 2016.  The Former Accountant's reports on the Company's financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification contained in its audit report for the fiscal years ending April 30, 2015 and 2014.  The decision to change accountants was recommended and approved by the Company's Board of Directors.  During the fiscal years ended April 30, 2015, April 30, 2014 and April 30, 2013 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The New Accountant was engaged effective March 22, 2016. The Company has furnished Q Accountancy Corporation with a copy of the disclosures under this Item 4.01 and has requested that the Former Accountant provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from the Former Accountant addressed to the Securities and Exchange Commission is filed herewith as Exhibit 16.1.

On March 23, 2016, the Board of Directors approved the Company's engagement of Hall & Company, Certified Public Accountants, Inc. as independent accountants for the Company and its subsidiaries.

Neither the Company nor anyone on its behalf consulted the New Accountant regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(2) of Regulation S-K (there being none).

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
16.1	Letter of Change in Certifying Accountant, dated March 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdGather, Inc.

By:

/s/ Sanjay Sabnani

Sanjay Sabnani

Title: CEO, President, Secretary, Director and Chairman of the Board

Date: March 28, 2016